SUMMARY PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF SHORT-TERM BOND FUND
of the TIAA-CREF Funds

Class Ticker: Retail TCTRX Retirement TISRX Premier TSTPX Institutional TISIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tcfstb. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated February 1, 2010, and the audited financial statements on pages 114-190 of the Fund’s shareholder report dated September 30, 2009 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

          The Fund seeks high current income consistent with preservation of capital.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail	Retirement	Premier	Institutional
	Class	Class	Class	Class

Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%	0%
Account Maintenance Fee
(annual fee on accounts under $2,000)	$15.00	0%	0%	0%

TIAA-CREF Short-Term Bond Fund ▪ Summary Prospectus	1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

		Retirement	Premier	Institutional
	Retail Class	Class	Class	Class

Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution (Rule 12b-1) Fees[1]	0.25%	—	0.15%	—
Other Expenses[2]	0.26%	0.39%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.76%	0.64%	0.53%	0.38%
Waivers and Expense Reimbursements[3]	0.11%	0.09%	0.08%	0.08%
Net Annual Fund Operating Expenses	0.65%	0.55%	0.45%	0.30%

[1]

The Retail and Premier Classes of the Fund have each adopted a Distribution (12b-1) Plan that reimburses and compensates, respectively, the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail and Premier Class shares at the annual rate of 0.25% and 0.15% of average daily net assets attributable to Retail and Premier Class shares, respectively. Although historically reimbursements under this Plan for Retail Class shares have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year for Retail Class shares, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]	For the Premier Class, Other Expenses are estimates for the current fiscal year due to the recent commencement of operations of the share class.
[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.65% of average daily net assets for Retail Class shares; (ii) 0.55% of average daily net assets for Retirement Class shares; (iii) 0.45% of average daily net assets for Premier Class shares; and (iv) 0.30% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail	Retirement	Premier	Institutional
	Class	Class	Class	Class

1 Year	$66	$56	$46	$31
3 Years	$232	$196	$162	$114
5 Years	$412	$348	$288	$205
10 Years	$932	$790	$657	$473

2	Summary Prospectus ▪ TIAA-CREF Short-Term Bond Fund

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 173% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in U.S. Treasury and agency securities and investment-grade corporate bonds with maturities less than 5 years. It can also hold other fixed-income securities. These include foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities and preferred stocks. The Fund may overweight or underweight individual securities or sectors as compared to their weight in the index when Advisors finds undervalued or overlooked issues that it believes offer the potential for superior returns.

          The Fund generally seeks to maintain an average duration similar to that of its benchmark, the Barclays Capital 1-5 Year U.S. Government/Credit Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. By keeping the duration of the Fund close to the index’s duration, the Fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in the interest rates. As of December 31, 2009, the duration of the index was 2.58 years. The Fund has a policy of maintaining a dollar-weighted average maturity of portfolio holdings of no more than three years.

          The Short-Term Bond Fund also may invest up to 15% of its assets in the securities of foreign issuers.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•	Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it

TIAA-CREF Short-Term Bond Fund ▪ Summary Prospectus	3

difficult for the Fund to properly value the portfolio securities in which it invests and that the Fund may not be able to purchase or sell a security at an attractive price, if at all.

•

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 10 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. The Premier Class does not have a full calendar year of performance and is not included in the table. After-tax performance is shown only for Institutional

4	Summary Prospectus ▪ TIAA-CREF Short-Term Bond Fund

Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 3.13%, for the quarter ended September 30, 2009. Worst quarter: -0.70%, for the quarter ended September 30, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

		Since
	One Year	Inception

Institutional Class (Inception: March 31, 2006)
Return Before Taxes	5.71%	4.65%
Return After Taxes on Distributions	4.41%	3.10%
Return After Taxes on Distributions and Sale of
Fund Shares	3.69%	3.06%
Barclays Capital U.S. 1-5 Year Government/Credit Bond Index	4.62%	5.62%
Retail Class (Inception: March 31, 2006)
Return Before Taxes	5.58%	4.57%
Retirement Class (Inception: March 31, 2006)
Return Before Taxes	5.45%	4.42%

Current performance of the Fund’s shares may be higher or lower than that shown above.

TIAA-CREF Short-Term Bond Fund ▪ Summary Prospectus	5

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

          For the Fund’s most current 30-day yield, please call the Fund at 800 842-2252.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

Name:	Elizabeth (Lisa) D. Black, CFA	John M. Cerra	Steven Sterman
Title:	Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2008	since 2003	Since 2009

PURCHASE AND SALE OF FUND SHARES

          Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•	There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

•

There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are offered through certain financial intermediaries and employer-sponsored employee benefit plans.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person

6	Summary Prospectus ▪ TIAA-CREF Short-Term Bond Fund

for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Short-Term Bond Fund ▪ Summary Prospectus	7

730 Third Avenue New York, NY 10017-3206

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